SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2002

CHURCHILL DOWNS INCORPORATED
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	0-1469 Commission file number	61-0156015 (IRS Employer Identification No.)

700 Central Avenue, Louisville, KY 40208
Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

I N D E X

ITEM 1-4.	Not applicable

ITEM 5.	Other Events

Copy of press release is set forth in Exhibit 99 to this filing and incorporated herein by reference

ITEM 6.	Not applicable

ITEM 7.	Financial statements and exhibits

(a) Financial statements of business acquired
Not applicable

(b) Pro forma financial information
Not applicable

(c) Exhibits
- Exhibit 99 Press release dated July 23, 2002

ITEM 8-9.	Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

July 24, 2002	\s\Robert L. Decker
Robert L. Decker
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

July 24, 2002	\s\Michael E. Miller
Michael E. Miller
Senior Vice President, Finance
(Principal Accounting Officer)

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